SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 24, 2004
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


              Delaware           0-23434                         11-2230715
(State or other jurisdiction   (Commission File Number)        (IRS Employer
          of incorporation)                               Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages

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Section 3 SECURITIES  AND TRADING  MARKETS  Item 3.01(a)  NOTICE OF DELISTING OR
FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

         On November 24, 2004, the Company received notice from the Nasdaq Stock Market, Inc. ("Nasdaq") that the closing bid price of its Class A common stock had been at $1.00 or greater for at least 10 consecutive business days and, consequently the Company would not be subject to delisting due to non-compliance with the Nasdaq Marketplace Rule 4310(c)(4) as was previously reported on the Company's Report on Form 8-K filed with the Commission on August 25, 2004. Accordingly, the Company has regained compliance with Marketplace Rule 4310(c)(4) and Nasdaq considers the matter closed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRSCH INTERNATIONAL CORP.

By: /s/ Beverly Eichel
----------------------
Beverly Eichel
Vice President - Finance,
Chief Financial Officer and Secretary

Dated:  December 1, 2004